UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2020

SPARTAN ENERGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38625	82-3100340
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 258-0947
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SPAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 28, 2020, Spartan Energy Acquisition Corp., a Delaware corporation (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Definitive Proxy Statement on Schedule 14A (File No. 001-38625) filed by the Company with the Securities and Exchange Commission on October 5, 2020.

There were 69,000,000 shares of common stock issued and outstanding on October 1, 2020, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 40,264,210 shares present either by proxy or online, representing approximately 58.35% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of July 10, 2020 (the “Business Combination Agreement”), among the Company, Spartan Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Fisker Inc., a Delaware corporation (“Fisker”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination Agreement were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
38,186,002	2,054,625	23,583

Proposal No. 2 – The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (a) increase to the number of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), from 200,000,000 shares to 750,000,000 shares, (b) increase the number of authorized shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), from 20,000,000 to 150,000,000 shares and (c) to increase the number of authorized shares of the Company’s Preferred Stock, par value $0.0001 per share, from 1,000,000 shares to 15,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
36,745,388	3,129,590	389,232

Proposal No. 3 – The Dual Class Charter Proposal

The amendment to the Charter to implement a dual class stock structure comprised of Class A Common Stock, which will carry one vote per share, and Class B Common Stock, which will carry 10 votes per share, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
36,128,484	3,815,600	320,126

Proposal No. 4 – The Additional Charter Proposal

The amendment to the Charter to eliminate provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination, change the post-combination company’s name to “Fisker Inc.” and make certain other changes that the board of directors of the Company deems appropriate for a public operating company was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
37,997,289	2,057,981	208,940

1

Proposal No. 5 – The NYSE Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance (or reservation for issuance in respect of certain options issued in exchange for outstanding pre-merger Fisker options) of 46,318,959 shares of Class A Common Stock and 129,122,242 shares of Class B Common Stock in the business combination and (b) the issuance and sale of 50,000,000 shares of Class A Common Stock in the private offering of securities to certain investors in connection with the business combination was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
37,789,547	2,254,165	220,498

Proposal No. 6 – The 2020 Plan Proposal

The Fisker Inc. 2020 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
34,958,442	5,107,503	198,265

Proposal No. 7 – The ESPP Proposal

The Fisker Inc. 2020 Employee Stock Purchase Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
35,505,648	4,547,992	210,570

Proposal No. 8 – The Director Election Proposal

The Company’s stockholders elected Wendy J. Greuel and Roderick K. Randall to serve as Class I directors until the 2021 annual meeting of stockholders, Dr. Geeta Gupta, Nadine I. Watt and William R. McDermott to serve as Class II directors until the 2022 annual meeting of stockholders and Henrik Fisker and Mark E. Hickson to serve as Class III directors until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Wendy J. Greuel	39,829,219	434,991
Roderick K. Randall	39,828,347	435,863
Dr. Geeta Gupta	38,067,063	2,197,147
Nadine I. Watt	39,826,148	438,062
William R. McDermott	39,835,131	429,079
Henrik Fisker	39,434,473	829,737
Mark E. Hickson	39,835,174	429,036

Proposal No. 9 – The Adjournment Proposal

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
37,220,439	2,835,949	207,822

Item 8.01.	Other Events.

Stockholders holding 2,004,297 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $20,665,006.79 (or approximately $10.31 per share) will be removed from the Trust Account to pay such holders.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 28, 2020

SPARTAN ENERGY ACQUISITION CORP.

By:	/s/ Geoffrey Strong
Name:	Geoffrey Strong
Title:	Chief Executive Officer

3